As filed with the Securities and Exchange Commission on November 16, 1999

                                                 Registration No. 333-61063
                                                                  ---------
                                                                  811-7689



                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C.  20549

                            Immediate Income Builder

                                   FORM N-4

                       REGISTRATION STATEMENT UNDER THE                [ ]

                            SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.  ___                [_]

                       Post-Effective Amendment No.  4                 [X]

                                      and

                         REGISTRATION STATEMENT UNDER                  [_]
                    THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No.  19                       [X]

                   PFL RETIREMENT BUILDER VARIABLE ANNUITY
                                    ACCOUNT
                          (Exact Name of Registrant)

                          PFL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            4333 Edgewood Road N.E.
                          Cedar Rapids, IA 52499-0001
             (Address of Depositor's Principal Executive Offices)
                 Depositor's Telephone Number: (319) 297-8468

                             Frank A. Camp, Esq.
                          PFL Life Insurance Company
                           4333 Edgewood Road, N.E.
                          Cedar Rapids, IA 52499-0001
                    (Name and Address of Agent for Service)

                                   Copy to:
                          Frederick R. Bellamy, Esq.
                      Sutherland, Asbill and Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415

Approximate Date of Proposed Public Offering:  As soon as practicable after the
--------------------------------------------
effective date of the Registration statement.



Title of Securities Being Registered:  Single Premium Immediate Variable Annuity
------------------------------------

                                   Contracts

                          --------------------------

It is proposed that this filing will become effective:

  X     immediately upon filing pursuant to paragraph (b) of Rule 485.
------

        on May 1, 1999 pursuant to paragraph (b)(1)(iii) of Rule 485.
------

        60 days after filing pursuant to paragraph (a)(i) of Rule 485.
------

        on May 1, 1999 pursuant to paragraph (a)(i) of Rule 485.
------

If appropriate, check the following box:

                This post-effective amendment designates a new effective date
        ------
for a previously filed post-effective amendment.

This Post-Effective Amendment No. 4 to Form N-4 File No. 333-61063 incorporates by reference the Prospectus of Post-Effective Amendment No. 2 to Form N-4 File No. 333-61063, which was filed with the Securities and Exchange Commission on April 28, 1999.

This Post-Effective Amendment No. 4 to Form N-4 File No. 333-61063 also incorporates by reference the Supplement and Part C of Post-Effective Amendment No. 3 to Form N-4 File No. 333-61063, which was filed with the Securities and Exchange Commission on November 2, 1999.

                      STATEMENT OF ADDITIONAL INFORMATION

                         PFL IMMEDIATE INCOME BUILDER

                                Issued through

                        PFL RETIREMENT BUILDER VARIABLE
                                ANNUITY ACCOUNT

                                  Offered by
                          PFL LIFE INSURANCE COMPANY

                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the PFL Immediate Income Annuity Contract offered by PFL Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 1999, by calling 1-800-544-3152, or by writing to the Administrative and Service Office, Financial Markets Division-Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a contract. Terms used in the current prospectus for the contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the PFL Retirement Builder Variable Annuity Account.

Dated: November 2, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GLOSSARY OF TERMS..........................................................   3
THE CONTRACT--GENERAL PROVISIONS...........................................   4
  Transfers................................................................   4
  Delay of Transfers.......................................................   4
  Entire Contract..........................................................   4
  Assignment...............................................................   5
  Beneficiary..............................................................   5
  Change of Beneficiary....................................................   5
  Incontestability.........................................................   5
  Misstatement of Age or Sex...............................................   5
  Modification of Contract.................................................   5
  Nonparticipating.........................................................   5
  Owner....................................................................   5
  Proof of Death...........................................................   6
  Proof of Survival........................................................   6
  Death Before First Payment Date..........................................   6
  Protection of Proceeds...................................................   6
  Optional Annuity Payment Guarantee Rider.................................   6
FEDERAL TAX MATTERS........................................................   8
  Tax Status of the Contract...............................................   8
  Diversification Requirements.............................................   8
  Owner Control............................................................   8
  Required Distributions...................................................   8
  Taxation of PFL..........................................................   9
INVESTMENT EXPERIENCE......................................................   9
  Annuity Unit Value and Annuity Payment Rates.............................   9
STATE REGULATION OF PFL....................................................  11
ADMINISTRATION.............................................................  11
RECORDS AND REPORTS........................................................  12
DISTRIBUTION OF THE CONTRACTS..............................................  12
OTHER PRODUCTS.............................................................  12
CUSTODY OF ASSETS..........................................................  12
HISTORICAL PERFORMANCE DATA................................................  12
  Money Market Yields......................................................  12
  Other Subaccount Yields..................................................  13
  Total Returns............................................................  14
  Other Performance Data...................................................  14
  Adjusted Hypothetical Performance Data...................................  15
LEGAL MATTERS..............................................................  15
INDEPENDENT AUDITORS.......................................................  15
OTHER INFORMATION..........................................................  15
FINANCIAL STATEMENTS.......................................................  15

                               GLOSSARY OF TERMS

Annuitant and Secondary Annuitant--The person upon whose life the annuity payments are based. For joint options, annuity payments are based upon the lives of both the annuitant and secondary annuitant. Either the annuitant or the secondary annuitant generally must be no older than 80 years of age on the contract issue date.

Annuity Payments--Payments made by us to the payee pursuant to the payment option chosen. Annuity payments may be either fixed or variable or a combination of both.

Assumed Investment Return or AIR--The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary(ies)--The person(s) who may receive death proceeds or guaranteed payments under this contract when there is no longer a living annuitant (or last annuitant for joint options).

Contract Issue Date--The date the contract becomes effective. This will be stated in the contract. Generally, the date the initial premium is allocated to the separate account.

Net Investment Factor--A unit of measure used to reflect the change in variable annuity unit values in a subaccount from one valuation period to the next valuation period.

Owner(s)--"You," "your," and "yours." The person or entity named in the contract specifications section who may, while any annuitant is living, exercise all rights granted by the contract. The annuitant must be the owner, if the contract is a qualified contract. If there is a secondary annuitant, he or she may also be an owner (except for a qualified contract, where only one owner is permitted). The secondary annuitant is never required to be an owner.

Payee--The person or entity to whom annuity payments are paid.

Payment Date--The date an annuity payment is paid to the payee. We may require evidence that any annuitant(s) and/or payee is/are alive on the payment date.

Separate Account--PFL Retirement Builder Variable Annuity Account.

Subaccount--The investment options or divisions of the separate account. Each subaccount invests in a different portfolio of the funds. We may make additional subaccounts available in the future.

Successor Owner--The person named by the owner to whom ownership of the contract passes upon the owner's death. If the owner is also the annuitant, the annuitant's beneficiary is entitled to the death proceeds of the contract. If no person is named, the owner's estate shall be deemed the successor owner.

Valuation Day--Each day the New York Stock Exchange is open for trading and any other day when the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued. The determination of the variable annuity unit value is made at the end of each valuation day.

Variable Annuity Unit--Variable annuity payments are expressed in terms of variable annuity units, the value of which fluctuates in relation to the selected subaccounts.

Variable Annuity Payment Calculation Date--The date, no more than seven business days before each payment date, when the amount of the variable annuity payment is determined. If the New York Stock Exchange is closed on a variable annuity payment calculation date, we will determine the amount of annuity income on the next day it is open.

In order to supplement the description in the prospectus, the following provides additional information about PFL and the contract which may be of interest to a prospective purchaser. Words printed in italics in this Statement of Additional Information are defined in the Glossary of Terms, found on page 3.

                       THE CONTRACT--GENERAL PROVISIONS

Transfers

You may transfer amounts within the various subaccounts. You may also transfer amounts from variable to fixed annuity payments at any time. If you do, then the payment option for the fixed annuity payments will be a continuation of the payment option currently applicable to variable annuity payments. Transfers from fixed to variable annuity payments are not permitted. We may charge a fee for excessive transfers (we currently do not charge for transfers) or decline to accept excessive transfers.

Excessive trading activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by everyone participating in the portfolio regardless of their transfer activity.

In some cases, contracts may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from contract owner(s) to make transfers and exchanges among the subaccounts on the basis of perceived market trends. Because the large transfers of assets associated with market timing services may disrupt the management of the portfolios of the underlying funds, such transactions may hurt contract owners not utilizing the market timing service. Therefore, we may restrict or eliminate the right to make transfers among subaccounts if such rights are executed by a market timing firm or similar third party authorized to initiate transfers or exchange transactions on behalf of a contract owner(s).

In modifying such rights, we may, among other things, decline to accept:

 . transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one contract owner, or

 . transfer or exchange instructions of individual contract owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one contract owner at the same time.

We will impose such restrictions only if we believe (or Fidelity Management & Research Company believes) that doing so will prevent harm to other contract owners.

Delay of Transfers

When you transfer amounts among the subaccounts, we will redeem shares of the appropriate portfolios at their prices as of the end of the current valuation period. Generally any subaccount you transfer to is credited at the same time. However, we may wait to credit the amount to a new subaccount until a subaccount you transfer from becomes liquid. This will happen only if (1) the subaccount you transfer to invests in a portfolio that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, and
(2) the subaccount you transfer from is investing in an equity portfolio in an illiquid position due to substantial redemptions or transfers that require it to sell portfolio securities in order to make funds available. The subaccount you transfer from will be liquid when it receives proceeds from sales of portfolio securities, the purchase of new contracts, or otherwise. During any period that we wait to credit a subaccount for this reason, the amount you transfer will be uninvested. After seven days the transfer will be made even if the subaccount you transfer from is not liquid.

Entire Contract

The entire contract is made up of the contract, and any riders, endorsements, or application. No change in or waiver of any provision of the contract is valid unless the change or waiver is signed by the President or Secretary of PFL.

Assignment

The option to assign is only available for non-tax qualified annuities. Only you may make an assignment of this contract. You must notify us in writing to assign this contract. No change will apply to any action taken by us before the written notice was received. We are not responsible for the validity or the effect of an assignment.

Beneficiary

The beneficiary is named in the contract specifications section of the contract or in a subsequent endorsement. More than one beneficiary may be named. The rights of any beneficiary will be subject to all the provisions of the contract. You may impose other limitations with our consent.

If any primary or contingent beneficiary dies before the annuitant, that beneficiary's interest in this contract ends with that beneficiary's death. Only those beneficiaries living at the time of the annuitant's death will be eligible to receive their share of the death benefits. In the event no contingent beneficiaries have been named and all primary beneficiaries have died before the death benefits become payable, the owner(s) will become the beneficiary(ies) unless elected otherwise. If both primary and contingent beneficiaries have been named, payment will be made to the named primary beneficiaries living at the time the death proceeds become payable. If there is more than one beneficiary and you failed to specify their interest, they will share equally. Payment will be made to the named contingent beneficiary(ies) in only if all primary beneficiaries have died before the death benefits become payable. If any primary beneficiary is alive at the time the death benefits become payable, but dies before receiving their payment, their share will be paid to their estate.

Change of Beneficiary

You may change the beneficiary while the annuitant is living, unless an irrevocable one has been named. Change is made by written notice. The change takes effect on the date the written notice was signed, and the written notice must have been postmarked on or before the date of the annuitant's death. No change will apply to any annuity payment made before the written notice was received. We may require return of the contract for endorsement before making a change.

Incontestability

The contract is incontestable from the contract issue date.

Misstatement of Sex or Age

If the age or sex of any annuitant has been misstated, the annuity payments will be those which the premium paid would have purchased for the correct age and sex. Any underpayment made by us will be paid with the next annuity payment. Any overpayment made by us will be deducted from future annuity payments. Any underpayment or overpayment will include interest at 5% per year, from the date of the incorrect payment to the date of the adjustment.

Modification of Contract

No change in the contract is valid unless made in writing.

Nonparticipating

Your contract is nonparticipating. This means we do not pay dividends on it. Your contract will not share in our profits or surplus earnings.

Owner

You, the owner, are named in the contract specifications section. You may, while any annuitant is living, exercise all rights granted by the contract. These rights are subject to the rights of any assignee or living irrevocable beneficiary. "Irrevocable" means that you have given up your right to change the beneficiary named.

Unless we have been notified of a community or marital property interest in the contract, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

Proof of Death

Any beneficiary claiming an interest in the contract must provide us in writing with due proof of death of the payee/annuitant and/or secondary annuitant (if any). We will not be responsible for annuity payments made before we receive due proof of death at the Administrative and Service Office.

Proof of Survival

If annuity payments under the contract depend on a person being alive on a given date, proof of survival may be required by us prior to making annuity payments.

Death Before First Payment Date

If any owner, who is an annuitant, dies before the first payment date, the amount of the death proceeds is the premium plus or minus the investment performance of the subaccounts. If any owner, who is not an annuitant, dies before the first payment date, the successor owner may direct the owner's interest in the contract to be distributed as follows:

 . one cash lump sum to be distributed within five years of the deceased owner's death; or

 . annuitize the value of the annuity payments over the lifetime of the successor owner with payments to begin within one year of the owner's death; or

 . annuitize the value of the annuity payments over a period that does not exceed the life expectancy of the successor owner, as defined by the Internal Revenue Code of 1986, as amended (Code), with payments to begin within one year of the owner's death.

If the deceased owner was also an annuitant, the annuitant's beneficiary is entitled to the benefit described above. If no person is named as the successor owner, the owner's estate shall be deemed the successor owner.

Non-natural successor owners may only choose a lump sum distribution. For qualified contracts, any option chosen must meet the requirements of the Code.

Protection of Proceeds

Unless you so direct by filing written notice with us, no beneficiary may assign payments under the contract before the same are due. To the extent permitted by law, no payments under the contract will be subject to the claims of creditors of any beneficiary.

Optional Annuity Payment Guarantee Rider

The stabilized payment is determined once each year. However, with stabilized payments, on each annuity payment date throughout the contract year, we calculate the value of the variable annuity units (that is, the supportable payment) and adjust the number of variable annuity units credited to your contract. If the supportable payment at any payment date, other than a contract anniversary, is greater than the current stabilized payment, we will increase the number of variable annuity units to reflect the difference. Conversely, if the supportable payment is less than the current stabilized payment, we will reduce the number of variable annuity units. This means that during the course of a contract year, instead of reflecting positive investment performance by increasing the dollar amount of an annuity payment, we credit that investment performance to your contract by increasing the number of variable annuity units. Similarly, we reflect negative investment performance by decreasing the number of variable annuity units credited to your contract instead of decreasing the dollar amount of an annuity payment. Increases or decreases in the number of variable annuity units will be allocated on a pro rata basis within the selected subaccounts.

Since we only change the stabilized payment once each year, the increase or decrease in the number of variable annuity units ensures that you receive the full investment performance, both positive and negative, of the subaccounts you select. For example, if your monthly stabilized payment is $500, and positive investment performance results in a supportable payment of $510 at the end of the first month, your payment is $500 but we increase the number of variable annuity units credited to your contract to give you credit for the $10. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to your contract. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to your contract.

PFL bears the risk that it must continue to make the guaranteed minimum or stabilized payments, even if the supportable payments would be lower because some variable annuity units have been used to maintain the stabilized payments. In addition, PFL bears the risk that it will need to continue to make payments even if all variable annuity units have been used in an attempt to maintain the stabilized payments at the guaranteed payment level (that is, the number of units has gone down to zero). If all the variable annuity units have been used, all future payments will equal the guaranteed minimum payment and the amount of your future variable annuity payment will not increase or decrease and will not depend upon the performance of any variable investment option. To compensate PFL for this and other risks, a rider fee will be deducted.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units under either of the optional annuity payment guarantee riders to reflect investment performance during the course of a single contract year. The change in the number of variable annuity units reflects not only the dollar amount of the difference between the supportable payment and the stabilized payment, but also the age and sex of the annuitant and the annuity payment option. The changes in the variable annuity unit values reflect the investment performance of the applicable mutual fund portfolio as well as the separate account charge and rider fee. The calculations would be done separately for each applicable subaccount.

              AIR:                         3.50%
              Life & 10 Years Certain
              Male aged 65
              Guaranteed Minimum Payment:   $500

                    Beginning              Unit    Monthly   Change in  Ending
                     Annuity    Annuity    Value  Stabilized  Annuity  Annuity
                      Units   Unit Values Total*   Payment     Units    Units
                    --------- ----------- ------- ---------- --------- --------
At Is-
 sue:      1/1/1999 400.0000   1.250000   $500.00                      400.0000
1st Pay-
 ment      2/1/1999 400.0000   1.254526   $501.81  $500.00     0.0080  400.0080
           3/1/1999 400.0080   1.253122   $501.26  $500.00     0.0056  400.0137
           4/1/1999 400.0137   1.247324   $498.95  $500.00    (0.0047) 400.0089
           5/1/1999 400.0089   1.247818   $499.14  $500.00    (0.0039) 400.0051
           6/1/1999 400.0051   1.244178   $497.68  $500.00    (0.0105) 399.9946
           7/1/1999 399.9946   1.250422   $500.16  $500.00     0.0007  399.9953
           8/1/1999 399.9953   1.245175   $498.06  $500.00    (0.0088) 399.9865
           9/1/1999 399.9865   1.251633   $500.64  $500.00     0.0029  399.9894
          10/1/1999 399.9894   1.253114   $501.23  $500.00     0.0056  399.9950
          11/1/1999 399.9950   1.261542   $504.61  $500.00     0.0208  400.0158
          12/1/1999 400.0158   1.265963   $506.41  $500.00     0.0289  400.0447
           1/1/2000 400.0447   1.270547   $508.28  $500.00     0.0373  400.0820

-------------------------

* This is the supportable payment.

                              FEDERAL TAX MATTERS

Tax Status of the Contracts

The discussion in the prospectus assumes that the contracts qualify as "annuity contracts" for federal income tax purposes under the Code.

Diversification Requirements. Section 817(h) of the Code provides that separate account investments underlying a contract must be "adequately diversified" in accordance with Treasury Department regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The separate account, through each underlying fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various subaccounts may be invested. Although PFL does not have direct control over the underlying funds in which the separate account invests, PFL believes that each fund will meet the diversification requirements, and therefore, the contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possessed incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policy-holders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

The ownership rights under the contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the contract owner has the choice of several subaccounts in which to allocate the premium, and may be able to transfer among subaccounts more frequently than in such rulings. In addition, the contract provides for more subaccounts than did the variable contracts that were the subject of such rulings. These differences could result in a contract owner being treated as the owner of the assets of the separate account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the owner of the separate account's assets.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to provide that: (a) if any contract owner dies on or after the Annuity Starting Date (as defined in the prospectus) but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that contract owner's death; and (b) if any contract owner dies prior to the Annuity Starting Date, the entire interest in the contract will be distributed within five years after the date of the contract owner's death. These requirements will be considered satisfied as to any portion of the contract owner's interest that is payable to or for the benefit of a "designated beneficiary," and that is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that contract owner's death. The "designated beneficiary" for these purposes is the person who becomes the new owner of the contract upon a contract owner's death and must be a natural person. However, if the contract owner's sole designated beneficiary is the surviving spouse of the contract owner, the contract may be continued with the surviving spouse as the new contract owner. The Code further provides that if the contract owner is not an individual, the primary annuitant shall be treated as the contract owner for purposes of making distributions that are required to be made upon the death of the contract owner. (The primary annuitant is the individual the events in the life of whom are of primary importance in effecting the timing and amount of the payout under the contract. If there is a change in the primary annuitant, such change shall be treated as the death of the contract owner. The contract does not permit a change of the annuitants, however.

Non-qualified contracts contain provisions that are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. PFL will review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Qualified contracts are subject to similar provisions.

Taxation of PFL

PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the separate account, we may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

A "net investment factor" is used to determine the value of variable annuity units and to determine the amount of annuity payments as follows:

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with variable annuity unit values. Variable annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return. Conversely, variable annuity unit values fall if the net investment performance of the subaccount is less than the assumed investment return. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

  (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

  (b) is the net investment factor for that subaccount for the valuation period; and

  (c) is the daily factor for the valuation period.

The daily factor for the valuation period is a discount factor that reflects the assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

    (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount;

  (b) is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period; and

  (c) is an amount representing the separate account charge as shown in the specifications section of the contract.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable variable annuity unit values.

   Illustrations of Calculations for Annuity Unit Value and Variable Annuity
                                   Payments

Formula and Illustration for Determining Annuity Unit Value in each Subaccount

Variable annuity unit value = V = A x B x C

Where: A=variable annuity unit value for the immediately preceding valuation period.

   B=net investment factor for the valuation period for which the variable annuity unit value is being calculated.

   C=a daily factor to neutralize the assumed investment return built into the annuity tables used.

   C=(1/(1 + AIR)) /\ (1/365) = 0.999905754 (3.5% AIR) or 0.999866337 (5%
   AIR)

For example, if the AIR is 5% and: A=$20 on the day prior to the first payment
                                   B=1.01
                                   C=1/(1.055) /\ (1/365) = 0.999866337

Then, the variable annuity unit value is equal to V
                                   =A x B x C
                                   =$20 x 1.01 x .999866337
                                   =20.1973

   Formula and Illustration for Determining Amount of First Monthly Variable
                                Annuity Payment

First monthly variable annuity payment = P = (D x E)/$1,000

Where:      D=the contract value as of the contract issue date.
            E=the annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the contract.

For example if:
            D=$100,000
            E=7.00

Then, the first monthly variable annuity payment is equal to P =(D x E)/$1,000
                                           =($100,000 x 7.00)/$1,000
                                           =$700

     Formula and Illustration for Determining the Number of Annuity Units
                              Represented by Each
 Monthly Variable Annuity Payment (assuming investment in only one Subaccount)

Number of variable annuity units = U = P/V

Where: P=the dollar amount of the first monthly variable annuity payment. V=the variable annuity unit value for the valuation date on which the first monthly payment is due.

For example if:
            P=$700
            V=20.1973

Then, the variable annuity units is equal to U =P/V
                              =$700/20.1973
                              =34.6581 units

  Formula and Illustration for Determining a Future Monthly Variable Annuity
                                    Payment
                 (assuming investment in only one Subaccount)

Monthly variable annuity payment = P = U x V

Where:      U=the variable annuity units
            V=the variable annuity unit value for the valuation date on which the future monthly payment is due.

For example if:
            U=34.6581
            V=20.6970 (the variable annuity unit value increased since issue)

Then, the amount of the monthly variable annuity payment = U x V = 34.6581 x
20.6970 = $717.32

If the variable annuity unit value had actually decreased to V = 19.6970, the resulting monthly variable annuity payment would = U x V = 34.6581 x 19.6970 = $682.66

Illustration 4 assumes that no transfers or surrenders are made between determining the number of variable annuity units and determining the future monthly variable annuity payment; therefore, the number of variable annuity units in Illustrations 3 and 4 are the same.

                            STATE REGULATION OF PFL

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering our operation for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Division may determine the items are correct. Our books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

                                ADMINISTRATION

We perform administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

The contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the contracts is continuous and we do not anticipate discontinuing the offering of the contracts. However, we reserve the right to discontinue the offering of the contracts.

AFSG Securities Corporation, an affiliate of PFL, is the principal underwriter of the contracts and may enter into agreements with broker-dealers for the distribution of the contracts.

                                OTHER PRODUCTS

We make other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment options or charges.

                               CUSTODY OF ASSETS

The assets of each of the subaccounts of the separate account are held by us. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.

                          HISTORICAL PERFORMANCE DATA

Money Market Yields

We may from time to time disclose the current annualized yield of the Money Market Subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the separate account charge. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS x ES)/UV) x (365/7)

Where:

NCS
   = the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES = per unit expenses of the subaccount for the 7-day period.

UV = the unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a contract, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract.

We may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

                 Effective Yield = (1 + ((NCS-ES)/UV))365/7-1

Where:

NCS= the net change in the value of the account (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES = per unit expenses of the subaccount for the 7-day period.

UV = the unit value on the first day of the 7-day period.

The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields

We may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account (except the Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include the separate account charge. The 30-day yield is calculated according to the following formula:

                   Yield = 2 x ((((NI-ES)/(U x UV)) + 1)6-1)

Where:

NI = net investment income of the subaccount for the 30-day period attributable to the subaccount's.

ES = expenses of the subaccount for the 30-day period.

U  = the average number of units outstanding.

UV = the unit value at the close (highest) of the last day in the 30-day period.

Because of the charges imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the subaccount's underlying portfolio, and the deduction for the separate account charge. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                               P (1 + T)n = ERV

Where:

T  = the average annual total return net of subaccount recurring charges.

ERV= the ending redeemable value of the hypothetical account at the end of the period.

P  = a hypothetical initial payment of $1,000.

N  = the number of years in the period.

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula. The charges reflected in the cumulative total returns include the actual total annual portfolio expenses of the applicable fund and the separate account charge of 1.35%.

                               CTR = (ERV/P) - 1

Where:

CTR= the cumulative total return net of subaccount recurring charges for the period.

ERV= the ending redeemable value of the hypothetical investment at the end of the period.

P  = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that were in effect at the inception of the subaccounts.

                                 LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the contracts has been provided to us by Sutherland, Asbill & Brennan LLP, of Washington D.C.

                             INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of PFL as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus and this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on PFL's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                PFL Retirement Builder Variable Annuity Account
                Immediate Income Builder Subaccount Financials

The subaccounts of the Immediate Income Builder commenced operations in 1999, therefore there are no separate account financials available.

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                           PFL LIFE INSURANCE COMPANY

                  Years ended December 31, 1998, 1997 and 1996
                      with Report of Independent Auditors

                           PFL LIFE INSURANCE COMPANY

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                  Years ended December 31, 1998, 1997 and 1996

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   2
  Statements of Operations--Statutory Basis.................................   3
  Statements of Changes in Capital and Surplus--Statutory Basis.............   4
  Statements of Cash Flows--Statutory Basis.................................   5
  Notes to Financial Statements--Statutory Basis............................   6
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  24
  Supplementary Insurance Information.......................................  25
  Reinsurance...............................................................  26

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 19, 1999

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (Dollars in thousands, except per share amounts)

                                                                  December 31
                                                             ---------------------
                                                                1998       1997
                                                             ---------- ----------
                      ADMITTED ASSETS
                      ---------------
Cash and invested assets:
 Cash and short-term investments............................ $   83,289 $   23,939
 Bonds......................................................  4,822,442  4,913,144
 Stocks:
   Preferred................................................     14,754      2,750
   Common (cost: 1998--$34,731; 1997--$33,058)..............     49,448     42,345
   Affiliated entities (cost: 1998--$8,060; 1997--$10,798)..      5,613      8,031
 Mortgage loans on real estate..............................  1,012,433    935,207
 Real estate, at cost less accumulated depreciation ($9,500
  in 1998; $8,655 in 1997):
   Home office properties...................................      8,056      8,283
   Properties acquired in satisfaction of debt..............     11,778     11,814
   Investment properties....................................     44,325     36,416
 Policy loans...............................................     60,058     57,136
 Other invested assets......................................     76,482     29,864
                                                             ---------- ----------
     Total cash and invested assets.........................  6,188,678  6,068,929
Premiums deferred and uncollected...........................     15,318     16,101
Accrued investment income...................................     65,308     69,662
Receivable from affiliate...................................        643        --
Federal income taxes recoverable............................        639        --
Transfers from separate accounts............................     70,866     60,193
Other assets................................................     29,511     37,624
Separate account assets.....................................  3,348,611  2,517,365
                                                             ---------- ----------
     Total admitted assets.................................. $9,719,574 $8,769,874
                                                             ========== ==========
            LIABILITIES AND CAPITAL AND SURPLUS
            -----------------------------------
Liabilities:
 Aggregate reserves for policies and contracts:
   Life..................................................... $1,357,175 $  884,018
   Annuity..................................................  3,925,293  4,204,125
   Accident and health......................................    205,736    169,328
 Policy and contract claim reserves:
   Life.....................................................      9,101      8,635
   Accident and health......................................     48,906     57,713
 Other policyholders' funds.................................    162,266    143,831
 Remittances and items not allocated........................     19,690    153,745
 Asset valuation reserve....................................     91,588     69,825
 Interest maintenance reserve...............................     50,575     30,287
 Federal income taxes payable...............................        --       1,889
 Short-term notes payable to affiliates.....................      9,421     16,400
 Other liabilities..........................................     76,766     75,070
 Payable for securities.....................................     57,645        --
 Payable to affiliates......................................        --      13,240
 Separate account liabilities...............................  3,342,884  2,512,406
                                                             ---------- ----------
     Total liabilities......................................  9,357,046  8,340,512
Commitments and contingencies
Capital and surplus:
 Common stock, $10 par value, 500 shares authorized, 266
  issued and outstanding....................................      2,660      2,660
 Paid-in surplus............................................    154,282    154,282
 Unassigned surplus.........................................    205,586    272,420
                                                             ---------- ----------
     Total capital and surplus..............................    362,528    429,362
                                                             ---------- ----------
     Total liabilities and capital and surplus.............. $9,719,574 $8,769,874
                                                             ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (Dollars in thousands)

                                                 Year Ended December 31
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  516,111  $  202,435  $  204,872
    Annuity...............................     667,920     657,695     725,966
    Accident and health...................     178,593     207,982     227,862
  Net investment income...................     446,984     446,424     428,337
  Amortization of interest maintenance re-
   serve..................................       8,656       3,645       2,434
  Commissions and expense allowances on
   reinsurance ceded......................      32,781      49,859      73,931
                                            ----------  ----------  ----------
                                             1,851,045   1,568,040   1,663,402
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health bene-
     fits.................................     135,184     146,583     147,024
    Surrender benefits....................     732,796     658,071     512,810
    Other benefits........................     152,209     126,495     101,288
  Increase (decrease) in aggregate
   reserves for policies and contracts:
    Life..................................     473,158     149,575     140,126
    Annuity...............................    (278,665)   (203,139)    188,002
    Accident and health...................      36,407      30,059      26,790
    Other.................................      17,550      16,998      19,969
                                            ----------  ----------  ----------
                                             1,268,639     924,642   1,136,009
Insurance expenses:
  Commissions.............................     136,569     157,300     177,466
  General insurance expenses..............      48,018      57,571      57,282
  Taxes, licenses and fees................      19,166       8,715      13,889
  Net transfers to separate accounts......     265,702     297,480     171,785
  Other expenses..........................       1,016         119         526
                                            ----------  ----------  ----------
                                               470,471     521,185     420,948
                                            ----------  ----------  ----------
                                             1,739,110   1,445,827   1,556,957
                                            ----------  ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital
 gains (losses) on investments............     111,935     122,213     106,445
Federal income tax expense................      49,835      43,381      41,177
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital gains (losses) on investments....      62,100      78,832      65,268
Net realized capital gains (losses) on
 investments (net of related federal
 income taxes and amounts transferred to
 interest maintenance reserve)............       3,398       7,159      (3,503)
                                            ----------  ----------  ----------
Net income................................  $   65,498  $   85,991  $   61,765
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (Dollars in thousands)

                                                                        Total
                                                                       Capital
                                          Common Paid-in  Unassigned     and
                                          Stock  Surplus   Surplus     Surplus
                                          ------ -------- ----------  ---------
Balance at January 1, 1996............... $2,660 $154,129 $ 220,739   $ 377,528
  Net income.............................    --       --     61,765      61,765
  Change in net unrealized capital
   gains.................................    --       --      2,351       2,351
  Change in non-admitted assets..........    --       --       (148)       (148)
  Change in asset valuation reserve......    --       --    (10,930)    (10,930)
  Dividend to stockholder................    --       --    (20,000)    (20,000)
  Prior period adjustment................    --       --      5,025       5,025
  Surplus effect of sales of divisions...    --       --       (384)       (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --         29          29
  Amendment of reinsurance agreement.....    --       --        421         421
  Change in liability for reinsurance in
   unauthorized companies................    --       --      2,690       2,690
                                          ------ -------- ---------   ---------
Balance at December 31, 1996.............  2,660  154,129   261,558     418,347
  Capital contribution...................    --       153       --          153
  Net income.............................    --       --     85,991      85,991
  Change in net unrealized capital
   gains.................................    --       --      3,592       3,592
  Change in non-admitted assets..........    --       --       (481)       (481)
  Change in asset valuation reserve......    --       --    (14,974)    (14,974)
  Dividend to stockholder................    --       --    (62,000)    (62,000)
  Surplus effect of sale of a division...    --       --       (161)       (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --          5           5
  Amendment of reinsurance agreement.....    --       --        389         389
  Surplus effect of reinsurance
   agreement.............................    --       --        402         402
  Change in liability for reinsurance in
   unauthorized companies................    --       --     (1,901)     (1,901)
                                          ------ -------- ---------   ---------
Balance at December 31, 1997.............  2,660  154,282   272,420     429,362
  Net income.............................    --       --     65,498      65,498
  Change in net unrealized capital
   gains.................................    --       --      4,504       4,504
  Change in non-admitted assets..........    --       --       (260)       (260)
  Change in asset valuation reserve......    --       --    (21,763)    (21,763)
  Dividend to stockholder................    --       --   (120,000)   (120,000)
  Increase in liability for reinsurance
   in unauthorized companies.............    --       --      2,036       2,036
  Tax benefit on stock options
   exercised.............................    --       --      2,476       2,476
  Change in surplus in separate
   accounts..............................    --       --        675         675
                                          ------ -------- ---------   ---------
Balance at December 31, 1998............. $2,660 $154,282 $ 205,586   $ 362,528
                                          ====== ======== =========   =========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (Dollars in thousands)

                                               Year Ended December 31
                                         -------------------------------------
                                            1998         1997         1996
                                         -----------  -----------  -----------
Operating Activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,396,428  $ 1,119,936  $ 1,240,748
Net investment income...................     469,246      452,091      431,456
Life and accident and health claims.....    (138,249)    (154,383)    (147,556)
Surrender benefits and other fund
 withdrawals............................    (732,796)    (658,071)    (512,810)
Other benefits to policyholders.........    (152,167)    (126,462)    (101,254)
Commissions, other expenses and other
 taxes..................................    (197,135)    (225,042)    (248,321)
Net transfers to separate accounts......    (276,375)    (319,146)    (210,312)
Federal income taxes....................     (72,176)     (47,909)     (35,551)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --        (4,826)      (5,812)
Cash received in connection with a
 reinsurance agreement..................         --         1,477          --
Other, net..............................     (93,095)      89,693      (41,677)
Net cash provided by operating
 activities.............................     203,681      127,358      368,911
Investing Activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,347,174    3,284,095    2,112,831
  Common stocks.........................      34,564       34,004       27,214
  Mortgage loans on real estate.........     192,210      138,162       74,351
  Real estate...........................       5,624        6,897       18,077
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --             8           45
  Other.................................       7,210       57,683       22,568
                                         -----------  -----------  -----------
                                           3,586,782    3,520,849    2,255,086
Cost of investments acquired:
  Bonds and preferred stocks............  (3,251,822)  (3,411,442)  (2,270,105)
  Common stocks.........................     (36,379)     (37,339)     (29,799)
  Mortgage loans on real estate.........    (257,039)    (159,577)    (324,381)
  Real estate...........................     (11,458)      (2,013)        (222)
  Policy loans..........................      (2,922)      (2,922)      (1,539)
  Cash paid in association with the sale
   of a division........................         --          (591)        (662)
  Other.................................     (44,514)     (15,674)      (6,404)
                                         -----------  -----------  -----------
                                          (3,604,134)  (3,629,558)  (2,633,112)
                                         -----------  -----------  -----------
Net cash used in investing activities...     (17,352)    (108,709)    (378,026)
Financing Activities
Issuance (repayment) of short-term
 intercompany notes payable............. $    (6,979) $    16,400  $       --
Capital contribution....................         --           153          --
Dividends to stockholder................    (120,000)     (62,000)     (20,000)
                                         -----------  -----------  -----------
Net cash used in financing activities...    (126,979)     (45,447)     (20,000)
                                         -----------  -----------  -----------
Increase (decrease) in cash and short-
 term investments.......................      59,350      (26,798)     (29,115)
Cash and short-term investments at
 beginning of year......................      23,939       50,737       79,852
                                         -----------  -----------  -----------
Cash and short-term investments at end
 of year................................ $    83,289  $    23,939  $    50,737
                                         ===========  ===========  ===========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

                            (Dollars in thousands)
                               December 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  In connection with the sale of certain affiliated business units, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

 . During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, during 1996 the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus. During 1997, the Company transferred $591 in assets, substantially all of which was cash and $343 of liabilities. The difference between the assets and liabilities of $(248) net of a tax credit of $87 was charged directly to unassigned surplus.

 . On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to annually increase reinsurance ceded (primarily group health business) by 2 1/2% through 1997. As a result, during 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus. During 1997, the Company transferred $5,045 in assets, including $4,826 of cash and short-term investments, and liabilities of $5,164. The difference between the assets and liabilities of $119 plus a tax credit of $270 was credited directly to unassigned surplus.

 . During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. During 1996, the Company paid $539 in association with this sale; the payment, net of a tax credit of $189, was charged directly to unassigned surplus. In addition, the Company received from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) were charged directly to unassigned surplus. Also, during 1996, the Company paid $539 in association with this sale; this payment, net of a tax credit of $189, was charged directly to unassigned surplus. In 1997,

                          PFL LIFE INSURANCE COMPANY
   the Company received $8 for ceding commissions; the commissions net of the related tax effect of $3 were credited directly to unassigned surplus.

 . During 1997, the Company entered into a reinsurance agreement with a non-affiliate. As a result of the agreement, the Company received $1,480 of assets, including $1,477 of cash and short-term securities, and $861 of liabilities. The difference between the assets and liabilities of $619, net of a tax effect of $217 was credited directly to unassigned surplus.

Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products

                          PFL LIFE INSURANCE COMPANY
consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

  In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

  Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under

                          PFL LIFE INSURANCE COMPANY
a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1998, 1997 and 1996, the Company excluded investment income due and accrued of $102, $177 and $1,541, respectively, with respect to such practices.

  The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

  The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other invested assets.

Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL LIFE INSURANCE COMPANY

Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $345,319, $281,095 and $227,864 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

  AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

  Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the

                          PFL LIFE INSURANCE COMPANY
disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                           PFL LIFE INSURANCE COMPANY

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                    December 31
                                    -------------------------------------------
                                            1998                  1997
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
Admitted Assets
Cash and short-term investments.... $   83,289 $   83,289 $   23,939 $   23,939
Bonds..............................  4,822,442  4,900,516  4,913,144  5,046,527
Preferred stocks...................     14,754     14,738      2,750      8,029
Common stocks......................     49,448     49,448     42,345     42,345
Affiliated common stock............      5,613      5,613      8,031      8,031
Mortgage loans on real estate......  1,012,433  1,089,315    935,207    983,720
Policy loans.......................     60,058     60,058     57,136     57,136
Interest rate cap..................      4,445        725      5,618      1,513
Interest rate swaps................      1,916      6,667        --       2,546
Separate account assets............  3,348,611  3,348,611  2,517,365  2,517,365

Liabilities
Investment contract liabilities....  4,084,683  4,017,509  4,345,181  4,283,461
Separate account liabilities.......  3,271,005  3,213,251  2,452,205  2,452,205

3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $   321   $  152,605
  State, municipal and other
   government......................     62,948       918     1,651       62,215
  Public utilities.................    139,732     5,053     2,555      142,230
  Industrial and miscellaneous.....  2,068,086    78,141    34,493    2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185    15,044    2,431,732
                                    ----------  --------   -------   ----------
                                     4,822,442   132,138    54,064    4,900,516
Preferred stocks...................     14,754        75        91       14,738
                                    ----------  --------   -------   ----------
                                    $4,837,196  $132,213   $54,155   $4,915,254
                                    ==========  ========   =======   ==========

                          PFL LIFE INSURANCE COMPANY

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1997
Bonds:
  United States Government and
   agencies........................ $  188,241  $  2,562   $    21   $  190,782
  State, municipal and other
   government......................     61,532     2,584     1,774       62,342
  Public utilities.................    121,582     5,384     2,952      124,014
  Industrial and miscellaneous.....  1,955,587    85,233     7,752    2,033,068
  Mortgage and other asset-backed
   securities......................  2,586,202    55,382     5,263    2,636,321
                                    ----------  --------   -------   ----------
                                     4,913,144   151,145    17,762    5,046,527
Preferred stocks...................      2,750     5,279       --         8,029
                                    ----------  --------   -------   ----------
                                    $4,915,894  $156,424   $17,762   $5,054,556
                                    ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Value    Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  151,747 $  148,410
   Due after one year through five years.................  1,211,064  1,232,329
   Due after five years through ten years................    753,543    761,787
   Due after ten years...................................    304,497    326,258
                                                          ---------- ----------
                                                           2,420,851  2,468,784
   Mortgage and other asset-backed securities............  2,401,591  2,431,732
                                                          ---------- ----------
                                                          $4,822,442 $4,900,516
                                                          ========== ==========

  A detail of net investment income is presented below:

                                                       Year Ended December 31
                                                     --------------------------
                                                       1998     1997     1996
                                                     -------- -------- --------
Interest on bonds and notes......................... $374,478 $373,496 $364,356
Dividends on equity investments.....................    1,357    1,460    1,436
Interest on mortgage loans..........................   77,960   80,266   69,418
Rental income on real estate........................    6,553    7,501    9,526
Interest on policy loans............................    4,080    3,400    3,273
Other investment income.............................    2,576      613    1,799
                                                     -------- -------- --------
Gross investment income.............................  467,004  466,736  449,808
Investment expenses.................................   20,020   20,312   21,471
                                                     -------- -------- --------
Net investment income............................... $446,984 $446,424 $428,337
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year Ended December 31
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Proceeds.................................... $3,347,174  $3,284,095  $2,112,831
                                             ==========  ==========  ==========
Gross realized gains........................ $   48,760  $   30,094  $   19,876
Gross realized losses.......................     (8,072)    (17,265)    (19,634)
                                             ----------  ----------  ----------
Net realized gains.......................... $   40,688  $   12,829  $      242
                                             ==========  ==========  ==========

  At December 31, 1998, investments with an aggregate carrying value of $5,935,160 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           Realized
                                                   ---------------------------
                                                    Year Ended December 31
                                                   ---------------------------
                                                     1998      1997     1996
                                                   --------  --------  -------
Debt securities................................... $ 40,688  $ 12,829  $   242
Short-term investments............................    1,533       (19)    (197)
Equity securities.................................     (879)    6,972    1,798
Mortgage loans on real estate.....................   12,637     2,252   (5,530)
Real estate.......................................    3,176     4,252    1,210
Other invested assets.............................   (2,523)    1,632       12
                                                   --------  --------  -------
                                                     54,632    27,918   (2,465)
Tax effect........................................  (22,290)  (10,572)  (1,235)
Transfer to interest maintenance reserve..........  (28,944)  (10,187)     197
                                                   --------  --------  -------
Net realized gains (losses)....................... $  3,398  $  7,159  $(3,503)
                                                   ========  ========  =======

                                                     Change in Unrealized
                                                  ---------------------------
                                                    Year Ended December 31
                                                  ---------------------------
                                                    1998     1997     1996
                                                  --------  ------- ---------
Debt securities.................................. $(60,604) $40,289 $(115,867)
Equity securities................................    5,750    5,653     2,929
                                                  --------  ------- ---------
Change in unrealized appreciation
 (depreciation).................................. $(54,854) $45,942 $(112,938)
                                                  ========  ======= =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Unrealized gains..................................... $15,980  $10,356  $ 9,590
Unrealized losses....................................  (3,710)  (3,836)  (8,723)
                                                      -------  -------  -------
Net unrealized gains................................. $12,270  $ 6,520  $   867
                                                      =======  =======  =======

                          PFL LIFE INSURANCE COMPANY

  During 1998, the Company issued mortgage loans with interest rates ranging from 5.88% to 7.86%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90% for commercial loans and 95% for residential loans. Mortgage loans with a carrying value of $245 were non-income producing for the previous twelve months. Accrued interest of $89 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

  At December 31, 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $16,104 and $11,985, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                            Geographic Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       South Atlantic............................    32%     29%
       E. North Central..........................    16      12
       Pacific...................................    15      15
       Mountain..................................    10      10
       Middle Atlantic...........................    10       7
       W. South Central..........................     6       9
       W. North Central..........................     5       6
       E. South Central..........................     3       8
       New England...............................     3       4

                          Property Type Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       Retail....................................    35%     35%
       Office....................................    30      31
       Industrial................................    21       6
       Apartment.................................    12      14
       Other.....................................     2      14

  At December 31, 1998, the Company had no investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

  The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate exchange agreements (swaps and caps), options, and commitments to extend credit and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the

                          PFL LIFE INSURANCE COMPANY
counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

  At December 31, 1998 and 1997, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $100,000 $100,000
    Receive floating (uncapped)--pay floating (capped)........   53,011   67,229
    Receive floating (LIBOR)--pay floating (S&P)..............   60,000      --
  Interest rate cap agreements................................  500,000  500,000

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1998        1997        1996
                                             ----------  ----------  ----------
Direct premiums............................. $1,533,822  $1,312,446  $1,457,450
Reinsurance assumed.........................      2,366       2,038       1,796
Reinsurance ceded...........................   (173,564)   (246,372)   (300,546)
                                             ----------  ----------  ----------
Net premiums earned......................... $1,362,624  $1,068,112  $1,158,700
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $173,297, $183,638 and $168,155 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $47,956 and $60,437, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,163,905 and $2,434,130, respectively.

  At December 31, 1998, amounts recoverable from unauthorized reinsurers of $55,379 (1997--$73,080) and reserve credits for reinsurance ceded of $49,835 (1997--$78,838) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $106,226 at December 31, 1998 that can be drawn on for amounts that remain unpaid for more than 120 days.

                          PFL LIFE INSURANCE COMPANY

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                      Year Ended December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Computed tax at federal statutory rate (35%)......... $39,177  $42,775  $37,256
Tax reserve adjustment...............................     607    2,004    2,211
Excess tax depreciation..............................    (223)    (392)    (384)
Deferred acquisition costs--tax basis................  11,827    4,308    5,583
Prior year under (over) accrual......................   1,750   (1,016)    (499)
Dividend received deduction..........................  (1,053)    (941)    (454)
Charitable contribution..............................     --      (848)     --
Other items--net.....................................  (2,250)  (2,509)  (2,536)
                                                      -------  -------  -------
Federal income tax expense........................... $49,835  $43,381  $41,177
                                                      =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984 through 1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1993 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon

                           PFL LIFE INSURANCE COMPANY
the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                          -------------------------------------
                                                 1998               1997
                                          ------------------ ------------------
                                                     Percent            Percent
                                                       of                 of
                                            Amount    Total    Amount    Total
                                          ---------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................. $   82,048     1%  $    8,912     0%
Subject to discretionary withdrawal at
 book value less surrender charge........    515,778     5      755,300     8
Subject to discretionary withdrawal at
 market value............................  3,211,896    34    2,454,845    27
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)............................  5,519,265    58    5,821,049    63
Not subject to discretionary withdrawal
 provision...............................    228,030     2      203,522     2
                                          ----------   ---   ----------   ---
                                           9,557,017   100%   9,243,628   100%
Less reinsurance ceded...................  2,124,769          2,372,495
                                          ----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities................ $7,432,248         $6,871,134
                                          ==========         ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                        1998     1997     1996
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the separate accounts statement:
  Transfers to separate accounts....................  $345,319 $281,095 $227,864
  Transfers from separate accounts..................    79,808    9,819   75,172
                                                      -------- -------- --------
Net transfers to separate accounts..................   265,511  271,276  152,692
Reconciling adjustments--charges for investment
 management, administration fees and contract
 guarantees.........................................       191   26,204   19,093
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the life, accident and health annual statement..  $265,702 $297,480 $171,785
                                                      ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228

Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

December 31, 1997
Life and annuity:
  Ordinary direct first year business................ $ 2,316  $1,698   $   618
  Ordinary direct renewal business...................  22,724   6,834    15,890
  Group life direct business.........................   1,523     646       877
  Reinsurance ceded..................................  (1,464)    (81)   (1,383)
                                                      -------  ------   -------
                                                       25,099   9,097    16,002

Accident and health:
  Direct.............................................     148     --        148
  Reinsurance ceded..................................     (49)    --        (49)
                                                      -------  ------   -------
Total accident and health............................      99     --         99
                                                      -------  ------   -------
                                                      $25,198  $9,097   $16,101
                                                      =======  ======   =======

  At December 31, 1998 and 1997, the Company had insurance in force aggregating $44,233 and $69,271, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $998 and $1,128 to cover these deficiencies at December 31, 1998 and 1997, respectively.

7. DIVIDEND RESTRICTIONS

  The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to

                          PFL LIFE INSURANCE COMPANY
the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $62,100.

  The Company paid dividends to its parent of $120,000, $62,000 and $20,000 in 1998, 1997 and 1996, respectively.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $380, $422 and $1,056 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $233, $226 and $297 for the years ended December 31, 1998, 1997 and 1996, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $62, $62 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $18,706, $18,705 and $17,028, respectively, for these services, which approximates their costs to the affiliates.

                          PFL LIFE INSURANCE COMPANY

  Payables to affiliates bear interest at the thirty-day commercial paper rate of 4.95% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,491, $1,188 and $174, respectively, to affiliates.

  During 1997, the Company received a capital contribution of $153 in cash from its parent.

  At December 31, 1998 and 1997, the Company has short-term notes payable to an affiliate of $9,421 and $16,400, respectively. Interest on these notes accrues at rates ranging from 5.13% to 5.52% at December 31, 1998 and at 5.60% at December 31, 1997.

  During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $181,720 at December 31, 1998.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $17,901 and $17,700 and an offsetting premium tax benefit of $7,631 and $7,984 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,985, $(975) and $2,617 for December 31, 1998, 1997 and 1996,
respectively.

11. YEAR 2000 (UNAUDITED)

  The term Year 2000 issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

  The Company has developed a Year 2000 Project Plan (the "Plan") to address the Year 2000 issue as it affects the Company's internal IT ("Information Technology") and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

  The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected

                          PFL LIFE INSURANCE COMPANY
systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

  The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

  The Company does have some exposure to date-sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance, and financial services organization providing insurance annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone-related equipment. This type of hardware can have date-sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date-sensitive data in the Year 2000 or beyond.

  For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and/or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

  The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should

                          PFL LIFE INSURANCE COMPANY
be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                          PFL LIFE INSURANCE COMPANY

                      SUMMARY OF INVESTMENTS--OTHER THAN
                        INVESTMENTS IN RELATED PARTIES

                               December 31, 1998
                            (Dollars in thousands)

                                  SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
           Type of Investment              Cost(1)     Value     Balance Sheet
           ------------------             ---------- ---------- ---------------
Fixed Maturities
Bonds:
  United States Government and government
   agencies and authorities.............. $  926,370 $  943,313   $  926,370
  States, municipalities and political
   subdivisions..........................    107,975    114,146      107,975
  Foreign governments....................     54,670     53,950       54,670
  Public utilities.......................    139,732    142,230      139,732
  All other corporate bonds..............  3,593,695  3,646,877    3,593,695
Redeemable preferred stock...............     14,754     14,738       14,754
                                          ---------- ----------   ----------
Total fixed maturities...................  4,837,196  4,915,254    4,837,196
Equity Securities
Common stocks:
  Affiliated entities....................      8,060      5,613        5,613
  Banks, trust and insurance.............      5,935      7,193        7,193
  Industrial, miscellaneous and all
   other.................................     28,796     42,255       42,255
                                          ---------- ----------   ----------
Total equity securities..................     42,791     55,061       55,061
Mortgage loans on real estate............  1,012,433               1,012,433
Real estate..............................     52,381                  52,381
Real estate acquired in satisfaction of
 debt....................................     11,778                  11,778
Policy loans.............................     60,058                  60,058
Other long-term investments..............     76,482                  76,482
Cash and short-term investments..........     83,289                  83,289
                                          ----------              ----------
Total investments........................ $6,176,408              $6,188,678
                                          ==========              ==========

-------------------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                          PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (Dollars in thousands)

                                 SCHEDULE III

                           Future                                              Benefits,
                           Policy                                                Claims
                          Benefits           Policy and                Net     Losses and   Other
                            and     Unearned  Contract    Premium   Investment Settlement Operating Premiums
                          Expenses  Premiums Liabilities  Revenue    Income*    Expenses  Expenses* Written
                         ---------- -------- ----------- ---------- ---------- ---------- --------- --------
Year Ended December 31,
1998
Individual life......... $1,355,283 $   --     $ 8,976   $  514,194  $ 85,258  $  545,720 $ 87,455       --
Individual health.......     94,294   9,631     12,123       68,963     8,004      48,144   30,442  $ 68,745
Group life and health...     93,405  10,298     36,908      111,547    11,426      82,690   54,352   108,769
Annuity.................  3,925,293     --         --       667,920   342,296     592,085  298,222       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,468,275 $19,929    $58,007   $1,362,624  $446,984  $1,268,639 $470,471
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1997
Individual life......... $  882,003 $   --     $ 8,550   $  200,175  $ 75,914  $  211,921 $ 36,185       --
Individual health.......     62,033   9,207     12,821       63,548     5,934      37,706   29,216  $ 63,383
Group life and health...     88,211  11,892     44,977      146,694    11,888     103,581   91,568   143,580
Annuity.................  4,204,125     --         --       657,695   352,688     571,434  364,216       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,236,372 $21,099    $66,348   $1,068,112  $446,424  $  924,642 $521,185
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1996
Individual life......... $  734,350 $   --     $ 7,240   $  202,082  $ 66,538  $  197,526 $ 38,067       --
Individual health.......     39,219   8,680     13,631       55,871     5,263      32,903   29,511  $ 55,678
Group life and health...     78,418  14,702     53,486      174,781    12,877     105,459  122,953   171,320
Annuity.................  4,408,419     --         --       725,966   343,659     800,121  230,417       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,260,406 $23,382    $74,357   $1,158,700  $428,337  $1,136,009 $420,948
                         ========== =======    =======   ==========  ========  ========== ========

-------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                             (Dollars in thousands)

                                  SCHEDULE IV

                                                 Assumed             Percentage
                                      Ceded to    From               of Amount
                             Gross      Other     Other      Net      Assumed
                             Amount   Companies Companies   Amount     to Net
                           ---------- --------- --------- ---------- ----------
Year Ended December 31,
 1998
Life insurance in force..  $6,384,095 $438,590   $39,116  $5,984,621     .6%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  515,164 $  3,692   $ 2,366  $  513,838     .5%
  Individual health......      76,438    7,475       --       68,963    --
  Group life and health..     255,848  144,301       --      111,547    --
  Annuity................     686,372   18,096       --      668,276    --
                           ---------- --------   -------  ----------    ---
                           $1,533,822 $173,564   $ 2,366  $1,362,624     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1997
Life insurance in force..  $5,025,027 $420,519   $35,486  $4,639,994     .8%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  201,691 $  3,554   $ 2,038  $  200,175    1.0%
  Individual health......      73,593   10,045       --       63,548    --
  Group life and health..     339,269  192,575       --      146,694    --
  Annuity................     697,893   40,198       --      657,695    --
                           ---------- --------   -------  ----------    ---
                           $1,312,446 $246,372   $ 2,038  $1,068,112     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1996
Life insurance in force..  $4,863,416 $477,112   $30,685  $4,416,989     .7%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858   $ 1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------   -------  ----------    ---
                           $1,457,450 $300,546   $ 1,796  $1,158,700     .2%
                           ========== ========   =======  ==========    ===

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 16th day of November, 1999.

                                        PFL RETIREMENT BUILDER
                                        VARIABLE ANNUITY ACCOUNT

                                        PFL LIFE INSURANCE COMPANY
                                        Depositor

                                        /s/ William L. Busler
                                        ------------------------------
                                        William L. Busler
                                        President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.


Signatures                      Title                         Date
----------                      -----                         ----
/s/ Patrick S. Baird            Director                      November 16, 1999
-----------------------
Patrick S. Baird

/s/ Craig D. Vernie             Director                      November 16, 1999
-----------------------
Craig D. Vernie

/s/ William L. Busler           Director                      November 16, 1999
-----------------------    (Principal Executive Officer)
William L. Busler

/s/ Larry N. Norman             Director                      November 16, 1999
-----------------------
Larry N. Norman

/s/ Douglas C. Kolsrud          Director                      November 16, 1999
-----------------------
Douglas C. Kolsrud

/s/ Robert J. Kontz             Vice President and            November 16, 1999
-----------------------         Corporate Controller
Robert J. Kontz

/s/ Brenda K. Clancy            Treasurer                     November 16, 1999
-----------------------
Brenda K. Clancy


                                                                Registration No.
                                                                       333-61063



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                _______________

                                    EXHIBITS

                                       TO

                                    FORM N-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                          PFL IMMEDIATE INCOME BUILDER
                                _______________

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.   Description of Exhibit                                   Page No.*
----------    ----------------------                                   -------
(3)(b)        Form of Broker/Dealer Supervision and Sales Agreement
              by and between AFSG Securities Corporation and the Broker/Dealer.

(10)(a)       Consent of Independent Auditors

(14)          Powers of Attorney











_______________________________
* Page numbers included only in manually executed original.